SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

Optimum Fund Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS

OPTIMUM FUND TRUST

OPTIMUM LARGE CAP GROWTH FUND
OPTIMUM LARGE CAP VALUE FUND
OPTIMUM SMALL-MID CAP GROWTH FUND
OPTIMUM SMALL-MID CAP VALUE FUND
OPTIMUM INTERNATIONAL FUND
OPTIMUM FIXED INCOME FUND

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders of the Optimum Fund Trust (the “Trust”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on September 15, 2015 at 3:00 p.m., Eastern time.  The purpose of the Meeting is to vote on several important proposals that affect the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them.  As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).  This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Board of Trustees of the Trust.  The Trustees, all but one of whom are currently independent Trustees, are responsible for protecting your interests as a shareholder.  The Trustees believe these proposals are in the best interests of shareholders.

           The Trustees recommend that you vote FOR each proposal.

The enclosed overview is provided to assist you in understanding the proposals.  Each of the proposals is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Broadridge, the Funds’ proxy solicitor, at (855) 928-4484.  Broadridge will help you get your vote in quickly.  You may also receive a telephone call from Broadridge reminding you to vote your shares.  Thank you for your participation in this important initiative.

Sincerely,

Shawn Lytle

President and Chief Executive Officer

July [__], 2015

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on September 15, 2015

To the Shareholders of:

OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Optimum Large Cap Value Fund	Optimum International Fund
Optimum Small-Mid Cap Growth Fund	Optimum Fixed Income Fund

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of the open-end registered investment company listed above (the “Trust” or the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on September 15, 2015 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

1.	To elect Trustees to the Board of Trustees for the Trust. The nominees for election to the Board of Trustees are:

Dan Arnold	Pamela J. Moret
Robert J. Christian	Stephen P. Mullin
Durant Adams Hunter	Robert A. Rudell
Shawn Lytle	Jon Socolofsky

2.	To revise the fundamental investment restriction relating to lending for each Fund.

3.	To approve the implementation of a new “manager of managers” order for the Funds.

4.	To revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

Shareholders of record of the Trust as of the close of business on July 17, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet.  Your vote is important.

By order of the Board of Trustees,

Shawn Lytle
President and Chief Executive Officer
July [__], 2015

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed within the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE FUND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

BRIEF OVERVIEW	5
1. TO ELECT A BOARD OF TRUSTEES.	5
2. TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING.	5
3. TO APPROVE THE IMPLEMENTATION OF A NEW “MANAGER OF MANAGERS” ORDER.	5
4. TO REVISE PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST RELATED TO SHAREHOLDER DISCLOSURE OF CERTAIN INFORMATION UPON BOARD DEMAND.	5
PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES	8
INTRODUCTION TO PROPOSAL 1	8
WHO ARE THE TRUSTEE NOMINEES?	8
HOW ARE NOMINEES FOR TRUSTEE SELECTED?	8
HOW OFTEN DOES THE BOARD MEET AND HOW ARE THE TRUSTEES COMPENSATED?	9
WHO ARE THE PRINCIPAL OFFICERS OF THE TRUST?	9
WHAT ARE THE STANDING COMMITTEES OF THE BOARD?	9
WHO ARE THE TRUST’S INDEPENDENT AUDITORS?	9
WHAT IS A QUORUM AND WHAT IS THE REQUIRED VOTE TO ELECT TRUSTEES?	10
PROPOSAL 2: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING	12
INTRODUCTION TO PROPOSAL 2	12
QUORUM AND REQUIRED VOTE	13
PROPOSAL 3: NEW MANAGER OF MANAGERS RELIEF	14
INTRODUCTION TO PROPOSAL 3	14
QUORUM AND REQUIRED VOTE	15
PROPOSAL 4: AMENDMENT TO DECLARATION OF TRUST	16
INTRODUCTION TO PROPOSAL 4	16
QUORUM AND REQUIRED VOTE	16
VOTING INFORMATION	17
HOW WILL SHAREHOLDER VOTING BE HANDLED?	17
HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?	17
MAY I REVOKE MY PROXY?	17
WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?	18
WHO IS ENTITLED TO VOTE?	18
WHAT IS THE QUORUM REQUIREMENT?	18
WHO WILL PAY THE EXPENSES OF THE MEETING?	18
WHAT OTHER SOLICITATIONS WILL BE MADE?	18
WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THIS PROXY STATEMENT?	19
HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR INCLUSION IN THE TRUST’S PROXY STATEMENT FOR A FUTURE SHAREHOLDER MEETING?	19
HOW MAY I COMMUNICATE WITH THE BOARD?	19
MORE INFORMATION ABOUT THE FUNDS	20
PRINCIPAL HOLDERS OF SHARES	21
APPENDICES TO PROXY STATEMENT	22
APPENDIX A – TRUSTEE NOMINEES	23
APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER	25
APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES	27

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PROXY STATEMENT
Dated July [__], 2015

OPTIMUM FUND TRUST

OPTIMUM LARGE CAP GROWTH FUND
OPTIMUM LARGE CAP VALUE FUND
OPTIMUM SMALL-MID CAP GROWTH FUND
OPTIMUM SMALL-MID CAP VALUE FUND
OPTIMUM INTERNATIONAL FUND
OPTIMUM FIXED INCOME FUND

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of the Optimum Fund Trust (the “Trust”).  Each of the separate funds within the Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.”  The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposals (the “Proposals”), each of which is described more fully below:

Proposal	Who votes on the Proposal?
1. To elect a Board of Trustees.	Shareholders of the Trust, with shareholders of all Funds voting collectively.
2. To revise the fundamental investment restriction relating to lending.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
3. To approve the implementation of a new “manager of managers” order.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
4. To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.	Shareholders of the Trust, with shareholders of all Funds voting collectively.

The principal office of the Trust is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  You can reach the office of the Trust by telephone by calling 800 914-0278.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on September 15, 2015 at 3:00 p.m., Eastern time.  Only Fund shareholders will be admitted to the Meeting.  The Board, on behalf of each Fund, is soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about July [__], 2015.

This Proxy Statement gives you information about the Trustees, the Proposals, and other matters that you should know before voting.

The Trust’s annual report to shareholders is sent to shareholders of record following the Trust’s fiscal year end. If you want a free copy of the Trust’s most recent annual report or most recent succeeding semiannual report, if any, please contact your participating securities dealer or other financial intermediary. If you hold Trust shares directly with Delaware Investments Fund Services Company, Inc. (“DIFSC”), the Trust’s service agent, you may request a copy of the Trust’s most recent annual report or most recent succeeding semiannual report, if any, by calling toll-free 800 914-0278 or writing to the Trust at Attention: Shareholder Service Center, 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. The Trust’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge, through the Funds’ Web site at www.optimummutualfunds.com.

Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact your participating securities dealer or other financial intermediary, or our Shareholder Service Center at 800 914-0278.

BRIEF OVERVIEW

Important information to help you understand the Proposals.

Below is a brief overview of the Proposals to be voted upon.  The Proposals are described in greater detail in the enclosed Proxy Statement.  Your vote is important, no matter how large or small your holdings may be.

What Proposals am I being asked to vote on?

You are being asked to vote on the following Proposals:

1.           To elect a Board of Trustees.

2.           To revise the fundamental investment restriction relating to lending.

3.           To approve the implementation of a new “manager of managers” order.

4.	To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

Has the Board approved the Proposals?

Yes.  The Board of Trustees of the Trust has unanimously approved the Proposals, and recommends that you vote to approve the Proposals.

Proposal 1:                      To elect a Board of Trustees.

What is the role of the Board of Trustees?

The Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment advisor, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees and how were they selected?

Seven of the eight Trustee Nominees standing for election are presently members of the Board of Trustees for the Trust. The Board of Trustees’ Nominating and Governance Committee considered the qualifications of prospective Board members and recommended that the Trustee Nominees be elected.

Proposal 2:                      To revise the fundamental investment restriction relating to lending.

What is Proposal 2?

The Trust has a fundamental investment restriction related to making loans which is more limited in scope than what is required by federal securities laws.  As a result, the restrictions prohibit certain lending activities that are otherwise permissible for the Funds, including interfund borrowing and lending. Proposal 2 provides for the revision of the restriction related to loans to expand the scope of lending activities in which the Funds could engage.

Why should shareholders approve this Proposal?

Changing the fundamental investment restriction related to loans would enable the Funds to accommodate industry and market developments and provide them with additional liquidity resources.

Proposal 3:                      To approve the implementation of a new “manager of managers” order.

What is Proposal 3?

Proposal 3 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”), known as a “manager of managers” order, that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement.

The Funds have been previously granted a manager of managers order that allows them to hire unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts. It is proposed that the Funds seek new manager of managers relief that would give them authority to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts.

Why should shareholders approve this Proposal?

Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required in order to hire a new sub-advisor that is affiliated with the Funds’ investment advisor or to change certain material terms of a related sub-advisory agreement.  If the Funds were granted the new manager of managers order that included affiliated sub-advisors, it would permit the Funds’ investment advisor to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders.

Proposal 4:                      To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

What is Proposal 4?

Proposal 4 provides for the amendment of the Trust’s Agreement and Declaration of Trust to add a provision requiring that shareholders provide certain information upon the request of the Board. The proposed amendment would require shareholders of record to disclose direct and indirect share ownership information to a Fund upon Board demand, in the event that the Fund needed such information to comply with tax requirements.

Why should shareholders approve this Proposal?

Having the ability to obtain shareholder ownership information will allow the Funds to more effectively and efficiently comply with current and future tax regulations.

Who may vote and how many votes am I entitled to cast?

Only shareholders of record of the Funds on the record date will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement.  The record date is the close of business on July 17, 2015.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

How do I vote my shares?

You may vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope.  You may also vote by telephone by calling the toll-free number indicated on your proxy card or via the Internet at proxyvote.com. In addition, you may attend the Meeting and vote in person.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

In Proposal 1, shareholders are being asked to elect eight trustees (the “Trustee Nominees”) to the Board of the Trust.

The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment advisor, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees?

The trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders.  Seven of the Trustee Nominees standing for election are presently members of the Board:  Dan Arnold, Robert J. Christian, Durant Adams Hunter, Pamela J. Moret, Stephen P. Mullin, Robert A. Rudell, and Jon Socolofsky.  Shawn Lytle has not previously served as a Trustee for the Trust.  Mr. Lytle has served as the President and Chief Executive Officer of the Trust since June 2015.

Six of the eight Trustee Nominees are not “interested persons” of the Trust, as that term is defined in the 1940 Act (together, the “Independent Trustees”).  Mr. Arnold is, and Mr. Lytle will be, deemed to be “Interested Trustees” of the Trust, because of their executive and management positions or relationships with the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), principal underwriter, and transfer agent. Appendix A contains a description of the background of the Trustee Nominees and related information.

If elected, each Trustee Nominee will hold office for an indefinite term until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.  The Trustee Nominees are available to serve and have consented to serve if elected.  If a Trustee Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Governance Committee as Trustees.

How are nominees for Trustee selected?

The Board’s Nominating and Governance Committee recommends nominations for Board members and considers the qualifications of prospective Board members.  The committee also monitors the performance of counsel for the Independent Trustees.  The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Governance Committee, c/o Optimum Fund Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.  Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be kept on file for consideration when there is a vacancy on the Board.  The Committee consists of Durant Adams Hunter, Chairperson; Stephen P. Mullin; and Pamela J. Moret, all of whom are Independent Trustees.  The Board’s Nominating and Governance Committee held four meetings during the 12-month period ended

March 31, 2015.  The Board has adopted and approved a formal written charter for the Nominating and Governance Committee, a copy of which is attached as Appendix B to this Proxy Statement.

The Nominating and Governance Committee met on June 17, 2015 to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from DMC and its affiliates and other Fund service providers, as well as such other information as the Committee deemed relevant to its considerations.  The Nominating and Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on June 18, 2015, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of each Trust.

How often does the Board meet and how are the Trustees compensated?

The Board held 4 meetings during the 12-month period ended March 31, 2015.  The Trust does not hold annual meetings at which Trustees are elected.

No Independent Trustee owns, beneficially or of record, securities issued by any investment advisor or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing.  The table in Appendix C shows the dollar range of shares of each Fund and the aggregate dollar range of shares of the Optimum Fund Trust that were beneficially owned by the Trustee Nominees as of December 31, 2014.

Each Independent Trustee is compensated by the Trust.  Mr. Arnold (and Mr. Lytle, if elected) is not an Independent Trustee and is not compensated by the Trust for serving as a Trustee.  Trust officers are not compensated by the Trust.  The table in Appendix D shows the compensation that each Independent Trustee received from the Trust during the 12-month period ended March 31, 2015.

Who are the principal officers of the Trust?

Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board.  Appendix E identifies the principal officers of the Trust, and provides certain background and related information.

What are the standing committees of the Board?

The Trust’s Board has two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee.  This committee monitors accounting and financial reporting policies and practices and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Trust’s Audit Committee consists of the following three Independent Trustees: Jon E. Socolofsky, Chairperson; Robert J. Christian; and Robert A. Rudell.  The Audit Committee held five meetings during the 12-month period ended March 31, 2015.

Nominating and Governance Committee.  Information on the Nominating and Governance Committee is provided above under “How are nominees for Trustee selected?”

Who are the Trust’s independent auditors?

Selection of Auditors.  The Audit Committee and the Board have selected the firm of [_______________________] to serve as the Funds’ independent registered public accounting firm.  Representatives of [___] are not expected to be present at the Meeting, but will be available telephonically if necessary.

Audit Fees.  Appendix F shows the aggregate fees billed for the Trust for each of the last two fiscal years for professional services rendered by [___] for the audit of the Trust’s annual financial statements and for services that normally are provided by [___] in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. The Trust was not billed during its last two fiscal years for assurance and related services rendered by [___] that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.  Appendix F shows for the last two fiscal years of the Trust the aggregate audit-related fees billed by [___] for providing such services to DMC or other service providers that are under common control with DMC.  These audit-related services included the following: year-end audit procedures, group reporting and subsidiary statutory audits.

Tax Fees.  Appendix F also shows the aggregate fees billed for the Trust in each of the last two fiscal years for tax-related services rendered by [___] to the Trust for tax compliance, tax advice, and tax planning.  These tax-related services consisted of the review of income tax returns and annual excise distribution calculations.  [___] did not during the Trust’s last two fiscal years provide any such services to DMC or other service providers under common control with DMC.

Aggregate Non-Audit Fees.  Appendix F also shows, for the Trust’s last two fiscal years, the aggregate non-audit fees billed by [___] for services rendered to the Trust, DMC, and any entity controlling, controlled by, or under common control with DMC that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to DMC, and any entity controlling, controlled by, or under common control with DMC that provides ongoing services to the Trust, is compatible with maintaining the independence of [___].  The Audit Committee has determined that [___]’s provision of these services is compatible with maintaining [___]’s independence.

All Other Fees.  There were no additional fees paid by the Trust or by DMC or other service providers under common control with the Funds’ investment advisor during the Trust’s last two fiscal years for products and services provided by [___] that relate directly to the operations or financial reporting of the Trust.

Pre-Approval Policies and Procedures.  The Audit Committee has not adopted pre-approval policies and procedures for the Trust.

What is a quorum and what is the required vote to elect Trustees?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Trust or a particular Fund means one-third (33⅓%) of the shares of the Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements for the Trust have been satisfied, each Trustee Nominee will be elected to the Board of the Trust by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of the Trust. This means that the eight individuals receiving the largest number of votes will be elected.  The votes of all the shares of the Funds will be counted together in determining the results of the voting for Proposal 1.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE TRUSTEE NOMINEES UNDER PROPOSAL 1.

PROPOSAL 2:  AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING

Introduction to Proposal 2

The Funds each have a fundamental investment restriction related to making loans.  The current restrictions related to loans are more limited in scope than what is required by the 1940 Act, and in their current form, the restrictions prohibit certain lending activities that are otherwise permissible for the Funds, including interfund borrowing and lending (which would in addition require exemptive relief from the SEC). The proposed changes to the restriction related to loans expand the scope of lending activities that the Funds could engage in, enabling the Funds to accommodate industry and market developments, as well as providing additional liquidity resources.

Under the 1940 Act, fundamental investment restrictions may only be changed with shareholder approval. The proposed changes to the fundamental investment restriction related to lending are shown below:

Current Language	Proposed Language
Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the Investment Company Act of 1940, as amended (“1940 Act”), any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

The ability of DMC and the Fund’s sub-advisors to manage a Fund’s assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment restrictions. The proposed changes to the fundamental investment restriction related to loans will provide greater investment management flexibility to respond to market, industry, regulatory, or technical innovations.

In addition, the proposed changes to the restriction would permit the Funds to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow one Fund to temporarily lend cash to another Fund, subject to certain requirements. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay a lower interest rate than would be typically available from a bank, and a lending fund to receive an interest rate higher than what could be expected typically from investing cash in short term instruments for cash management purposes. Interfund lending could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. For example, interfund lending could provide a borrowing fund with significant savings at a time when the cash position of the borrowing fund is insufficient to meet temporary cash requirements in situations where shareholder redemptions exceed expected volumes and a fund has insufficient cash on hand to satisfy such redemptions.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Trust or a particular Fund means one-third (33⅓%) of the shares of the Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for the Trust, to become effective with respect to a particular Fund, Proposal 2 must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

The approval of Proposal 2 by one Fund is not contingent on the approval of Proposal 2 by any other Fund. If Proposal 2 is not approved by shareholders of a Fund, the current fundamental investment limitation regarding making loans will remain in effect for that Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

PROPOSAL 3: NEW MANAGER OF MANAGERS RELIEF

Introduction to Proposal 3

Proposal 3 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”), known as a “manager of managers” order, that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement. Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required to hire a new sub-advisor or to change certain material terms of a sub-advisory agreement.

The exemptive relief provided by a manager of managers order enables funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. In addition, should a fund have a poorly performing sub-advisor or one whose management team has left or is going through a change of control, the investment advisor and board of trustees have the ability to replace the sub-advisor quickly under the terms of the manager of managers order, helping to mitigate any detrimental impact to the fund.

Under the terms of manager of managers orders, the investment advisor may hire a sub-advisor subject to board approval, without a shareholder vote. However, shareholders, by means of an information statement, are fully informed of any sub-advisor changes and can make an informed decision about the merits of such sub-advisor when determining whether to continue investing in a fund.

In 2006, the SEC granted the Funds a manager of managers order (the “Current MOM Order”) that permits the Funds’ investment advisor, Delaware Management Company (“DMC” or the “Manager”), with the approval of the Board, to appoint and replace unaffiliated sub-advisors for the Funds, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the Funds. The Current MOM Order does not apply to sub-advisors that are affiliated with DMC.

Proposal 3 relates to the filing of an exemptive application that would give the Funds authority under a new manager of managers order (the “New MOM Order”) to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts.

In recent years, the SEC has granted other fund complexes manager of managers orders which allow an advisor to appoint and replace both unaffiliated sub-advisors and wholly owned subsidiaries of the advisor or its parent company without seeking shareholder approval.  The conditions of these recent exemptive orders are materially the same as the Funds’ Current MOM Order.

Macquarie Group Limited’s acquisition of Delaware Investments in 2010 expanded the number of DMC affiliates that are investment managers which may be able to provide services to the Funds. The ability to hire these affiliated sub-advisors without the need for shareholder approval would benefit the Funds by providing them with efficient and timely access to world-class asset managers from within the broader Macquarie organization. In the future, there may be other opportunities for a Fund to hire a sub-advisor that is an indirect or direct wholly owned affiliate of DMC.

If the Funds were granted the New MOM Order that included any affiliated sub-advisors, it would permit DMC to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Trust or a particular Fund means one-third (33⅓%) of the shares of the Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for the Trust, to become effective with respect to a particular Fund, Proposal 3 must be approved by a 1940 Act Majority (defined below) vote of the outstanding voting securities for each Fund.  The approval of Proposal 3 by one Fund is not contingent on the approval of Proposal 3 by any other Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

PROPOSAL 4: AMENDMENT TO DECLARATION OF TRUST

Introduction to Proposal 4

Proposal 4 provides for the amendment of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) to add a provision requiring that shareholders provide certain information upon the request of the Board. The proposed amendment would require shareholders of record to disclose direct and indirect share ownership information to a Fund upon Board demand, in the event that the Fund needed such information to comply with tax requirements.

Having the ability to obtain shareholder ownership information will allow the Funds to more effectively and efficiently comply with current and future tax regulations.  To effect these changes, the Declaration of Trust will be revised to add an additional section to Article IX, which is related to redemptions and distributions.  The new language related to shareholder ownership information is proposed to be added to the Declaration of Trust, as follows:

Section 9.6. SHAREHOLDER INFORMATION. The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

The proposed amendment will allow the Funds to obtain shareholder information when necessary, to comply with applicable tax regulations in present and future circumstances.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Trust or a particular Fund means one-third (33⅓%) of the shares of the Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for the Trust, Proposal 4 must be approved by the affirmative vote of a majority of votes cast.  The votes of all the shares of the Funds will be counted together in determining the results of the voting for Proposals 4.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4.

VOTING INFORMATION

How will shareholder voting be handled?

Only shareholders of record of the Funds at the close of business on July 17, 2015 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned for that Fund or for that Proposal, and the Fund may also call the vote on some Proposals but adjourn with regard to other Proposals, to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting.  A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund.  The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting.  Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote (“discretionary items,” e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote (“non-discretionary items,” e.g., changes to fundamental investment restrictions).  Because the Meeting has both discretionary and non-discretionary items on the agenda, the Funds anticipate receiving broker non-votes.  Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast.  As a result, abstentions and broker non-votes will have the same effect as a vote “Against” the Proposals requiring a “1940 Act Majority,” but will have no effect on Proposals requiring a plurality or majority of votes cast.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting in accordance with your voting instructions by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Trustee Nominees in Proposal 1 and for Proposals 2–4.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement.  The table in Appendix H shows as of [RECENT PRACTICABLE DATE], as to each of the Funds, the number of shares outstanding.

What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Trust or a particular Fund means one-third (33⅓%) of the shares of the Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.  Please refer to each Proposal for the applicable voting standard.

Who will pay the expenses of the Meeting?

Each Fund will bear its proportionate cost of the proxy preparation, mailing and solicitation. Costs will be generally allocated equally across the Funds. The Funds have engaged Broadridge to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $[COST].  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  [The agreement with Broadridge  provides that Broadridge shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.]

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.

In addition to solicitations by mail, officers and employees of the Trust, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews.  The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by the Funds.

As the Meeting date approaches, you may receive a telephone call from a representative of Broadridge if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to Broadridge, then the Broadridge representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals.  Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  Broadridge will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record.  If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may call our Shareholder Service Center at (800) 914-0278.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trust do not require that the Funds hold annual meetings of shareholders.  Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  The Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trust, David F. Connor, at the address of the Funds given below.

How may I communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to the Trust’s Secretary, David F. Connor, Optimum Fund Trust, 2005 Market Street, Philadelphia, Pennsylvania,

19103.  Without opening any such correspondence, Trust management will promptly forward all applicable correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Transfer Agency Services. DIFSC, an affiliate of DMC, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Mutual Fund Services Agreement. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), 480 Washington Boulevard, Jersey City, NJ 07310, provides subtransfer agency services to the Funds and BNYMIS’s subtransfer agency fees are passed on to, and paid directly by, the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants.  The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all Funds on a relative NAV basis.

Distribution Services. Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Funds’ shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.

During the last fiscal year, the Funds paid brokerage commissions for portfolio securities to the following brokers that are affiliates (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DIFSC during the Fund’s most recently completed fiscal year.

Fund	Affiliated Broker	Amounts Paid to Affiliated Broker
Optimum Large Cap Growth Fund	Macquarie Equities	$1,303
Optimum Large Cap Growth Fund	Fred Alger & Co., Inc.	$70,193
Optimum Small-Mid Cap Value Fund	Berwyn Financial Services	$14,459

Optimum Small-Mid Cap Value Fund	Macquarie Equities	$1,052
Optimum International Fund	Macquarie Equities	$3,026

Consulting Services. DMC has entered into a Consulting Services Agreement with LPL Financial Corporation (“LPL”) to provide research to assist DMC in evaluating and monitoring Fund performance and the Sub-Advisers, and to assist when DMC makes recommendations to the Trustees about hiring and changing sub-advisors. DMC is responsible for paying LPL a fee in connection with such services.

PRINCIPAL HOLDERS OF SHARES

As of June [30], 2015, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.

To the best knowledge of the Trust, as of June [30], 2015, no person owned of record 5% or more of the outstanding shares of any Fund.  The Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A – TRUSTEE NOMINEES

APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER

APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

APPENDIX D — TRUSTEE COMPENSATION

APPENDIX E – PRINCIPAL OFFICERS OF THE TRUST

APPENDIX F – AUDITOR INFORMATION

APPENDIX G - TRUSTEES AND OFFICERS OF DMC

APPENDIX H – NUMBER OF SHARES OF EACH FUND OUTSTANDING

APPENDIX A – TRUSTEE NOMINEES

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex1 Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Dan Arnold2 2005 Market Street Philadelphia, PA 19103 Dec. 1964	Trustee	Sept. 19, 2012 to present	President — LPL Financial LLC (2015–Present) Chief Financial Officer LPL Financial LLC (2012–2015) Managing Director, Head of Strategy — LPL Financial LLC (2011–2012) Divisional President of Institutional Services — LPL Financial LLC (2007–2011)	6	None
Shawn Lytle2 2005 Market Street Philadelphia, PA 19103 Feb. 1970	President, Chief Executive Officer, and Proposed Trustee	N/A	President of Delaware Investments3 since June 2015 Regional Head of Americas — UBS Global Asset Management (2010–2015)	6	[ ____ ]

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex1 Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert J. Christian 2005 Market Street Philadelphia, PA 19103 Feb. 1949	Chairman and Trustee	Nov. 1, 2007 to present	Private Investor (2006–Present) Chief Investment Officer — Wilmington Trust Corp. (1996–2006)	6	Trustee — Fund Vantage Trust (34 mutual funds) (2007–Present)
Durant Adams Hunter 2005 Market Street Philadelphia, PA 19103	Trustee	July 17, 2003 to present	Managing Partner — Ridgeway Partners (Executive recruiting) (2004–Present)	6	None

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex1 Overseen by Trustee	Other Directorships Held by Trustee
Nov. 1948
Pamela J. Moret 2005 Market Street Philadelphia, PA 19103 Feb. 1956	Trustee	Oct. 1, 2013 to present	Chief Executive Officer — brightpeak financial (2011–2015) Senior Vice President — Thrivent Financial for Lutherans (2002–2015)	6	Director — Brotherhood Mutual Insurance Company (2011–Present) Director — Blue Cross Blue Shield of Minnesota (2014–Present)
Stephen P. Mullin 2005 Market Street Philadelphia, PA 19103 Feb. 1956	Trustee	July 17, 2003 to present	President — Econsult Solutions, Inc. (2013–Present) Senior Vice President — Econsult Corp. (Economic consulting) (2000–2013)	6	None
Robert A. Rudell 2005 Market Street Philadelphia, PA 19103 Sept. 1948	Trustee	July 13, 2003 to present	Private Investor (2002–Present)	6	Director and Independent Chairman — Heartland Funds (3 mutual funds) (2005–Present)
Jon Socolofsky 2005 Market Street Philadelphia, PA 19103 March 1946	Trustee	July 17, 2003 to present	President — H&S Enterprises of Minocqua LLC (Commercial real estate developer) (2005–Present) Private Investor (2002–Present)	6	None
1  The term “Fund Complex” refers to the Trust’s Funds.
2  “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Funds’ service providers or sub-service providers.
3  Delaware Investments® is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment advisor, principal underwriter, and transfer agent.

APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER

OPTIMUM FUND TRUST
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee shall be composed of three or more members, each of whom shall be disinterested ("independent") as defined in the Investment Company Act of 1940, as amended.  One member of the Committee shall be designated by the Board as Chair.  Each member of the Committee shall serve at the discretion of the Board.  The Chair and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations and Functions

1. Independent Trustees.  Independent Trustees are to be selected and nominated solely by incumbent independent Trustees.  The Committee shall make recommendations for nominations for independent trustee membership on the Board of Trustees to the incumbent independent Trustees.  The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' manager and other affiliates and principal service providers.  Persons selected must be independent in terms of both the letter and spirit of the governing rules and regulations.  The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules and regulations that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Interested Trustees.  The Committee shall evaluate candidates' qualifications and make recommendations for interested trustee membership on the Board of Trustees to the full Board.

3. Shareholder Recommendations.  The Committee shall establish policies and procedures with respect to the submission and consideration of shareholder recommendations regarding candidates for nomination for election to the Board.

4. Board Composition.  The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5. Board Composition. A Trustee shall submit his or her written resignation as a member of the Board by the end of the year upon which the individual reaches 75. The resignation shall be effective upon its acceptance by the Board. It is recognized that the best interests of the Funds and their shareholders may be affected by the timing of the resignation or retirement of a Trustee and that the resignation or retirement of more than one Trustee in a short period of time might, under then prevailing circumstances, not be in the best interests of the Funds and their shareholders. The sense of the Board, however, is, except under extraordinary circumstances, no Trustee shall serve beyond age 75.

Other Powers and Responsibilities

The Committee shall evaluate annually, or as otherwise necessary, the ability of each Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Trustee.  The Chair of the Committee shall undertake appropriate action as required by law or based on the Committee's evaluation.

The Committee shall, together with the Independent Chair, monitor the performance of counsel for the independent Trustees.

The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Trustees.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Approved:  December 16, 2004
Amended:  September 15, 2005
Amended:  June 14, 2007
Amended:  September 22, 2011
Amended:  December 10, 2013

APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Optimum Fund Trust that are beneficially owned by each Trustee Nominee as of [RECENT PRACTICABLE DATE].

Fund	Dan Arnold	Robert J. Christian	Durant Adams Hunter	Shawn Lytle	Pamela J. Moret	Stephen P. Mullin	Robert A. Rudell	Jon Socolofsky

Aggregate dollar range of shares of the Optimum Fund Trust

APPENDIX D — TRUSTEE COMPENSATION

The following table describes the aggregate compensation received by the current Independent Trustees from the Trust for the 12-month period ended March 31, 2015.  Only the Independent Trustees received compensation from the Trust.

Trust	Robert J. Christian	Durant Adams Hunter	Pamela J. Moret	Stephen P. Mullin	Robert A. Rudell	Jon Socolofsky
Optimum Fund Trust

APPENDIX E – PRINCIPAL OFFICERS OF THE TRUST

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex1 Overseen by Officer	Other Directorships Held by Officer
Shawn Lytle 2005 Market Street Philadelphia, PA 19103 February 1970	President and Chief Executive Officer	President and Chief Executive Officer since June 2015	Shawn K Lytle has served as President of Delaware Investments2 since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	6	[ ___ ]
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.2	6	None3
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Sept. 20, 2007 to present	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.2	6	None3
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Jan. 1, 2006 to present	Richard Salus has served in various executive capacities at different times at Delaware Investments.2	6	None3
1  The term “Fund Complex” refers to the Trust’s Funds.
2  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment advisor, principal underwriter, and transfer agent.
3  Messrs. Connor, Salus and Geatens also serve in similar capacities for the Delaware Investments® Family of Funds, a fund complex that has the same Manager, principal underwriter, and transfer agent as the Trust.

APPENDIX F – AUDITOR INFORMATION

The following table shows:

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by [___] for the audit of the Trust’s annual financial statements and for services that normally are provided by [___] in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for tax-related services rendered by [___].  The tax-related services provided included the following: the review of income tax returns and the review of annual excise distribution calculations.

Affiliate Audit-Related Fees. The aggregate fees billed by [___] for services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trust.  The audit-related services provided included the following: year-end audit procedures, reporting up and subsidiary statutory audits.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by [___] for services rendered to the Trust and to DMC and other service providers under common control with DMC.

Trust	Audit Fees		Tax Fees		Affiliate Audit-Related Fees		Aggregate Non-Audit Fees
Optimum Fund Trust 3/31/15 3/31/14	$ $	144,200 140,000	$ $	28,325 $27,500	$ $	612,000 618,000	$ $	7,530,526 8,090,937

APPENDIX G – TRUSTEES AND OFFICERS OF DMC

The following persons have held the following positions with the Trust and with DMC during the past two years.  The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

President/Chief Executive Officer	Shawn Lytle
Senior Vice President/Chief Financial Officer	Richard Salus
Senior Vice President/Chief Compliance Officer	Brian Murray
Senior Vice President/General Counsel/Secretary	David F. Connor
Vice President/Treasurer	Daniel V. Geatens

Senior Vice President/Investment Accounting	Stephen J. Busch
Senior Vice President/Senior Portfolio Manager/ Senior Structured Products Analyst/Trader	Brian McDonnell
Vice President/Investment Accounting	Carolyn Brown-Jordan
Vice President/Associate General Counsel/Assistant Secretary	Anthony G. Ciavarelli
Vice President/Associate General Counsel/Assistant Secretary	Michael E. Dresnin
Vice President/Taxation	Joel A. Ettinger
Vice President/Director of Specialty Products & Solutions	Molly Thompson
Vice President/Product Manager	Carleen Michalski
Vice President/Associate General Counsel/Assistant Secretary	Kathryn R. Williams
Vice President/Institutional Account Services	Kishor Daga
Assistant Vice President/Budget and Billing	Nim Benjamin
Assistant Vice President/Investment Accounting	Adam Deitz
Assistant Vice President/Financial Administration	Euclyn A. Denton
Assistant Vice President/Associate General Counsel/Assistant Secretary	Deidre A. Downes
Assistant Vice President/Investment Accounting	Paul Fitzgerald
Assistant Vice President/Legal Services	Molly Graham
Assistant Vice President/Associate General Counsel/Assistant Secretary	Emilia P. Wang
Senior Compliance Officer/Anti-Money Laundering Officer	Antoinette Robbins

APPENDIX H – NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JULY 17, 2015

Fund Name	Class	Shares Outstanding

[FORM OF PROXY CARD]

OPTIMUM FUND TRUST
OPTIMUM LARGE CAP GROWTH FUND	OPTIMUM LARGE CAP VALUE FUND	OPTIMUM SMALL-MID CAP GROWTH FUND
OPTIMUM SMALL-MID CAP VALUE FUND	OPTIMUM INTERNATIONAL FUND	OPTIMUM FIXED INCOME FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 15, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned hereby revokes all previous proxies for his/her shares and appoint(s) [A.G. Ciavarelli, Deidre A. Downes, Cori E. Daggett, and Emilia P. Wang], or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of Optimum Fund Trust (the “Trust”), to be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on September 15, 2015 at 3:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

The undersigned acknowledges receipt of the Notice of The Special Meeting of Shareholders and of the accompanying Proxy Statement, which describes the matters to be considered and voted on.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: proxyvote.com
VOTE BY TELEPHONE: [ ]

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Date

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK.

1. To elect Trustees for the Trust: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.
01. Dan Arnold		05. Pamela J. Moret
02. Robert J. Christian		06. Stephen P. Mullin
03. Durant Adams Hunter		07. Robert A. Rudell
04. Shawn Lytle		08. Jon Socolofsky

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
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2. To revise the fundamental investment restriction relating to lending.

FOR	AGAINST	ABSTAIN
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3. To approve the implementation of a new “manager of managers” order.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. To revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

FOR	AGAINST	ABSTAIN
☐	☐	☐